UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2009
TECUMSEH PRODUCTS COMPANY
(Exact name of registrant as specified in its charter)

Michigan	0-452	38-1093240

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1136 Oak Valley Drive
Ann Arbor, Michigan	48108

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (734) 585-9500
(not applicable)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition.
Our press release dated March 16, 2009 regarding our fourth quarter and full year 2008 consolidated results is furnished as Exhibit 99.1 to this report.
Item 8.01 Other Events.
We hosted our fourth quarter and full year 2008 earnings conference call and webcast on Tuesday, March 17, 2009 at 11:00 a.m. Eastern Time. Via the webcast, we presented our Fourth Quarter 2008 Investor Presentation, which contained a summary of our financial results for the quarter and full year and in which the Company discussed the previously announced recapitalization proposal. The Fourth Quarter 2008 Presentation will be posted on our website, www.tecumseh.com, through at least March 17, 2010 and is being filed herewith as Exhibit 99.2 to this Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended, and is hereby incorporated into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
     The following exhibits are filed or furnished with this report:

Exhibit No.	Description

99.1	Press release dated March 16, 2009

99.2	Fourth Quarter 2008 Investor Presentation

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY
Date: March 19, 2009	By	/s/ James S. Nicholson
James S. Nicholson
Vice President, Treasurer and Chief Financial Officer

NOTE: The information in Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in the filing. The inclusion of any information in Item 2.02 is not an admission as to the materiality of the information.

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 16, 2009

99.2	Fourth Quarter 2008 Investor Presentation

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